EXHIBIT 10.1

ACE AVIATION TO TERMINATE ITS REGISTRATION OF SHARES UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934

MONTRÉAL, January 6, 2009 – ACE Aviation Holdings Inc. ("ACE") announced today that it intends to terminate the registration of its Class A variable voting shares and Class B voting shares (together, the "Shares") under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Pursuant to Rule 12h-6 under the Exchange Act, the Securities and Exchange Commission (the "SEC") permits a foreign private issuer to terminate the registration of a class of securities under Section 12(g) of the Exchange Act if it meets certain requirements.  ACE will today file a Form 15F with the SEC to terminate the registration of the Shares. The termination will become effective 90 days after filing the Form 15F, or within a shorter period as the SEC may determine, unless the Form 15F is earlier withdrawn by ACE or denied by the SEC.  ACE intends to continue filing reports under the Exchange Act until such time as it determines such reports are no longer required to be filed.

Contacts:	Des Beaumont (Montréal)	(514) 205-7639

Internet:	www.aceaviation.com